UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 24, 2007

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 24, 2007, National Rural Utilities Cooperative Finance Corporation ("CFC") announced that it will redeem its entire issue of National Rural Utilities Quarterly Income Capital Securities, Series NRS 7.40% (QUICS) at par. The QUICS are identified by the ticker symbol NRS and CUSIP number 637432600. The redemption date is June 1, 2007, and the redemption agent will be DTC.

The redemption price per share is $25.00 plus accrued distributions of $0.154167. The principal amount of the entire series is $175 million. The principal and accrued distributions to the redemption date will be paid from CFC's available cash.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ STEVEN L. LILLY
Steven L. Lilly
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Dated: April 24, 2007